SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                           October 22, 2004
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------

            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01.  Other Events

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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549

ITEM 8.01. OTHER EVENTS

On October 22, 2004, Weyerhaeuser Company issued a press release stating the following:

Weyerhaeuser Continues Focus on Debt Repayment;
Initiates Partial Tender Offers for Up to $700 million of its Notes

FEDERAL WAY, Wash. - Weyerhaeuser Company (NYSE:WY) announced today the commencement of four partial tender offers for up to $700 million in aggregate principal amount across the four securities as listed below. The total principal amount outstanding of the securities included in the offers is approximately $2.9 billion. The Company will conduct the offers in accordance with terms and conditions described in its Offer to Purchase dated Oct. 22, 2004. Each offer will expire at 12:00 Midnight., New York City time, on Nov. 19, 2004, unless extended.

"Weyerhaeuser is committed to reducing our debt and returning to our historic financial targets," said Richard J. Taggart, executive vice president and chief financial officer. "We have made great progress toward that goal and today's announcement is another in a series of efforts we are taking to accelerate that process."

The Total Consideration for each of the $1,000 principal amount of Notes tendered pursuant to each of the offers will be equal to the lower of: i.) the maximum price listed below or ii.) the price calculated from the yield to maturity on the applicable reference United States Treasury identified in the list below, as measured at 2 p.m., New York City time, on the second business day immediately preceding the expiration date of each of the offers plus the fixed spread, listed below, for that security.

Holders who tender and do not withdraw their notes on or prior to 5 p.m., New York City time, on the Early Tender Date of Nov. 4, 2004 will receive the Total Consideration. Holders who tender after the Early Tender Date but on or before the Expiration Date will receive the Tender Offer Consideration which is equal to the Total Consideration for that security minus the Early Tender Premium for that security listed below. Holders can withdraw tenders on or before the Early Tender Date but not thereafter.

In addition to any consideration received, Holders who tender will be paid any accrued and unpaid interest calculated up to and not including the settlement date. The settlement date is expected to be Nov. 22, 2004.


Morgan Stanley and Deutsche Bank are the lead dealer managers for the offers.
JP Morgan is the co-dealer manager for the offers. D.F. King is the Information Agent and J.P. Morgan Chase is the Depositary. This news release is neither an offer to purchase nor a solicitation of an offer to sell the securities. The offers are made only by the Offer to Purchase dated Oct. 22, 2004, and the information in this news release is qualified by reference to the Offer to Purchase. Persons with questions regarding the offers should contact Morgan Stanley at (800) 624-1808 (toll-free) or (212) 761-1941 (collect), Attn.
Francesco Cipollone or Deutsche Bank at (866) 627-0391 (toll-free) or (212) 250-2955 (collect), Attn. Jenny Lie. Requests for documents should be directed to D.F. King at (800) 714-3313 or (212) 269-5550 (collect).

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Weyerhaeuser Company, one of the world's largest integrated forest products companies, was incorporated in 1900. In 2003, sales were $19.9 billion. It has offices or operations in 18 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at http://www.weyerhaeuser.com.

The following list sets forth a summary of certain information relating to the tender offers:

Maximum Tender Offers:

Security: 6.125% Notes due March 15, 2007
-- Cusip:  962166BM5 and 962166BD5
-- Amount Outstanding: $1,000mm
-- Tender Offer Amount: $400mm
-- Reference Security: UST 2.25% due February 15, 2007
-- Fixed Spread: 42 bps
-- Maximum Total Consideration per $1,000: $1,074.55
-- Early Tender Premium per $1,000: $7.50

Security: 5.950% Notes due November 1, 2008
-- Cusip:  962166BA1
-- Amount Outstanding: $750mm
-- Tender Offer Amount: $225mm
-- Reference Security: UST 3.125% due October 15, 2008
-- Fixed Spread: 49bps
-- Maximum Total Consideration per $1,000: $1,098.22
-- Early Tender Premium per $1,000: $10.00

Security: 5.250% due December 15, 2009
-- Cusip:  962166BS2
-- Amount Outstanding: $325mm
-- Tender Offer Amount: $75mm
-- Reference Security: UST 3.375% due October 15, 2009
-- Fixed Spread: 67bps
-- Maximum Total Consideration per $1,000: $1,072.05
-- Early Tender Premium per $1,000: $12.50

Contingent Tender Offer

Security: 6.000% due August 1, 2006
-- Cusip:  962166AX2
-- Amount Outstanding: $840mm
-- Tender Offer Amount: N/A
-- Reference Security: UST 2.75% due July 31, 2006
-- Fixed Spread: 35bps
-- Maximum Total Consideration per $1,000: $1,056.79
-- Early Tender Premium per $1,000: $1.25

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If less than $700 million principal amount of outstanding notes are tendered and not withdrawn in the Maximum Tender Offers, then the amount used to purchase notes in the Contingent Tender Offer will be equal to the difference between $700 million and the amount tendered and not withdrawn in the Maximum Tender Offers. The Company will likely cancel the Contingent Tender Offer on the notes due August 1, 2006 shortly after the Early Tender Date if the Maximum Principal Amount to be Accepted is tendered and not withdrawn on all three of the other series of notes on or before the Early Tender Date.

Note: if the total submitted orders for a series of notes exceed the amount to be accepted, then the tenders for that series of notes will be subject to pro ration to be calculated shortly after the expiration date.


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SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


							WEYERHAEUSER COMPANY

                          By              /s/ Steven J. Hillyard
	                    Its:	      Vice President and
                                          Chief Accounting Officer

Date:  October 22, 2004

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